Exhibit 10.1

FORM OF STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement is dated as of May 28, 2010 (this “Agreement”), between Ladenburg Thalmann Financial Services Inc., a Florida corporation (the “Company”), and ___________________, a _______________________ (the “Purchaser”).

WHEREAS, the Company desires to sell to Purchaser, and Purchaser desires to purchase from the Company, shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”), on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

Article 1

Purchase and Sale of Common Stock

1.1           Purchase and Sale of the Shares.  Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to Purchaser, and Purchaser hereby agrees to purchase from the Company, ___________________ shares of Common Stock (the “Shares”) at a purchase price of $1.00 per share for an aggregate purchase price of $_____________ (the “Purchase Price”).

1.2           Closing.  The closing of the issuance and sale of the Shares (the “Closing”) shall take place at the Company’s offices in Miami, Florida on June 7, 2010, or if later, the date upon which all regulatory approvals have been obtained.  As payment in full for the Shares being purchased at the Closing, Purchaser shall pay to the Company the Purchase Price by wire transfer.

Article 2

Additional Agreements

The Company and Purchaser shall cooperate with each other and use their respective commercially reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable under this Agreement and applicable laws and regulations to consummate and make effective the sale of the Shares (the “Sale”) and the other transactions contemplated by this Agreement as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary applications, notices, petitions, filings and other documents and to obtain as promptly as practicable all permits, consents, approvals and authorizations necessary or advisable to be obtained from any third party and/or any governmental entity in order to consummate the Sale or any of the other transactions contemplated by this Agreement.

Article 3

Representations and Warranties of the Company

The Company represents and warrants to Purchaser as of the date hereof as follows:

3.1           Authorization of Agreements, etc.  The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, and the issuance, sale and delivery of the Shares have been duly authorized by all requisite corporate action and will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (a) any provision of the Company’s Articles of Incorporation, as amended, or Bylaws, as amended; (b) any provision of any judgment, decree or order to which the Company is a party or by which it is bound; (c) any material contract or agreement to which the Company is a party or by which it is bound; or (d) any statute, rule or governmental regulation applicable to the Company, except where such violation, conflict, or default would not have a material adverse effect on the Company.

3.2           Valid Issuance of Common Stock.  The Shares have been duly authorized and, when issued, sold and delivered in accordance with this Agreement for the consideration expressed herein will be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges and encumbrances of any nature whatsoever except for restrictions on transfer under this Agreement and under applicable Federal and state securities laws.

3.3           Validity.  This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.4           Brokers and Finders.  Except for Ladenburg Thalmann & Co. Inc., neither the Company nor any of its subsidiaries, officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Sale or the other transactions contemplated by this Agreement.

Article 4

Representations and Warranties of Purchaser

The Purchaser represents and warrants to the Company as of the date hereof as follows:

4.1           Validity.  This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms except:

(a)           as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally; and

(b)           as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4.2           Investment Representations.

(a)           Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) and was not organized for the specific purpose of acquiring the Shares;

(b)           Purchaser has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof;

(c)           it is the present intention that the Shares being purchased by Purchaser are being acquired for Purchaser’s own account for the purpose of investment and not with a present view to or for sale in connection with any distribution thereof;

(d)           Purchaser understands that:

(i)           the Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act;

(ii)           the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration;

(iii)           the Shares will bear a legend to such effect; and

(iv)           the Company will make a notation on its transfer books to such effect; and

(e)           the Company has made available to Purchaser all documents and information that the Purchaser has requested relating to an investment in the Company.

4.3           Brokers and Finders.  The Purchaser has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Sale or the other transactions contemplated by this Agreement.

Article 5

Miscellaneous

5.1           Legend.  Each certificate that represents Shares shall have conspicuously endorsed thereon the following legends:

THIS STOCK HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THIS STOCK MAY NOT BE OFFERED OR TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS (A) A REGISTRATION STATEMENT FOR THE STOCK UNDER THE SECURITIES ACT IS IN EFFECT OR (B) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR THE RELEVANT STATE SECURITIES LAWS.

5.2           Brokerage.  Each party hereto will indemnify and hold harmless the other against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

5.3           Parties in Interest.  All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

5.4           Notices.  All notices, requests, consents, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, on the date of transmittal of services via telecopy to the party to whom notice is to be given (with a confirming copy delivered within 24 hours thereafter), or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or overnight mail via a nationally recognized courier providing a receipt for delivery and properly addressed as follows:

If to the Company:	Ladenburg Thalmann Financial Services Inc.
4400 Biscayne Blvd.
12th Floor
Miami, FL 33137
Attn: Brian L. Heller, Esq.

If to the Purchaser:	To the address specified on the signature pages hereto.

Any party may change its address for purposes of this paragraph by giving notice of the new address to each of the other parties in the manner set forth above.

5.5           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Florida for all purposes and in all respects, without regard to the conflict of law provisions of such state.

5.6           Entire Agreement.  This Agreement constitutes the sole and entire agreement of the parties with respect to the subject matter hereof.

5.7           Counterparts.  This Agreement may be executed in two or more counterparts (including facsimiles), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.8           Amendments and Waivers.  This Agreement may be amended or modified, and provisions hereof may be waived, only with the written consent of the Company and the Purchaser.

5.9           Severability.  If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

5.10         Titles and Subtitles.  The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

NOW THEREFORE, the Company and Purchaser have executed this Stock Purchase Agreement as of the date first above written.

LADENBURG THALMANN FINANCIAL SERVICES INC.

By:
Name: Richard J. Lampen
Title: President and CEO

Company Signature Page to Stock Purchase Agreement

PURCHASER
GOLD SINO ASSETS LTD.

By:
Name: Lee Chao-Hsiang
Title: Director
Address: Offshore Chambers, P.O. Box 217, Apia Samoa

Purchaser Signature Page to Stock Purchase Agreement

INVESTOR

CHUNG CHIA COMPANY LIMITED

By:
Name: Hsu Tsui-Hua
Title: Director
Address: Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands

Purchaser Signature Page to Stock Purchase Agreement

PURCHASER
JANE H. HSIAO, PH.D.

By:
JANE H. HSIAO, PH.D.
Address:

Purchaser Signature Page to Stock Purchase Agreement

PURCHASER
DR. JOSEPH S. LEVY REVOCABLE TRUST DATED 6/17/1998

By:
Name: Dr. Joseph S. Levy
Title: Trustee
Address:

Purchaser Signature Page to Stock Purchase Agreement

PURCHASER
NORMAN RAPPAPORT

By:
NORMAN RAPPAPORT
Address:

Purchaser Signature Page to Stock Purchase Agreement

PURCHASER
HORBERG ENTERPRISES LIMITED PARTNERSHIP

By:
Name: Howard Todd Horberg
Title:  President
Address:

Purchaser Signature Page to Stock Purchase Agreement

INVESTOR
THE JACQUELINE SIMKIN REVOCABLE TRUST AS AMENDED AND RESTATED 12/16/2003

By:
Name: Jacqueline Simkin
Title: Trustee
Address:  801 Brickell Avenue, Ste. 2350, Miami, FL 33131

Purchaser Signature Page to Stock Purchase Agreement

PURCHASER
IVC INVESTORS, LLLP

By:
Name:  Glenn Halpryn
Title:  Vice President
Address:  4400 Biscayne Blvd., Ste. 950, Miami, FL 33137

Purchaser Signature Page to Stock Purchase Agreement

PURCHASER
AARON SWIMMER

AARON SWIMMER
Address:

Purchaser Signature Page to Stock Purchase Agreement

PURCHASER
STEVEN JERRY GLAUSER

STEVEN JERRY GLAUSER
Address:

Purchaser Signature Page to Stock Purchase Agreement

PURCHASER:
DR. STEPHEN LIU

DR. STEPHEN LIU
Address:

Purchaser Signature Page to Stock Purchase Agreement

PURCHASER
ROBERT SUDACK

By:
Name: ROBERT SUDACK
Address:

Purchaser Signature Page to Stock Purchase Agreement

PURCHASER
MARIE WOLF

By:
Name: MARIE WOLF
Address:

Purchaser Signature Page to Stock Purchase Agreement

PURCHASER
DAVID THALHEIM

By:
Name: DAVID THALHEIM
Address:

Purchaser Signature Page to Stock Purchase Agreement